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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 2004



                                CYTRX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


          000-15327                                      58-1642740
  (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)


  11726 SAN VICENTE BLVD., SUITE 650, LOS ANGELES, CA               90049
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                 (310) 826-5648
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

99.1    Press Release dated May 14, 2004.


ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               CytRx Corporation on May 14,2004 issued a press release regarding its financial results for the fiscal year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

     The information in this report and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CYTRX CORPORATION

                                              By:  /s/ Steven A. Kriegsman
                                                   -----------------------------
                                                   Steven A. Kriegsman
                                                   Chief Executive Officer

Dated:  May 14, 2004
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                                INDEX TO EXHIBITS

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Exhibit
 Number                            Description
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

 99.1        Press Release dated May 14, 2004
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